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                                                                   EXHIBIT 10.16

                      FIRST AMENDMENT TO LICENSE AGREEMENT

         This First Amendment to License Agreement (hereafter "Amendment") is made and effective by and between NEW YORK UNIVERSITY, a corporation organized and existing under the laws of the State of New York, having a place of business at 70 Washington Square South, New York, New York 10012 (hereafter "NYU"); and Calypte Biomedical Corporation, a corporation organized and existing under the laws of California, having a place of business at 1440 Fourth Street, Berkeley, California 94710 hereafter "CORPORATION").

                                  WITNESSETH:

         WHEREAS, CORPORATION and NYU entered into a certain license agreement made and effective as of August 1 2, 1993 (the "License Agreement"), pursuant to which, inter alia, NYU granted to CORPORATION certain rights to certain inventions relating to the detection of antibodies to human immunodeficiency virus (HIV) in urine, and the parties agreed to certain other related matters as specified herein; and

         WHEREAS, CORPORATION and NYU wish to modify certain terms and conditions of the License Agreement as specified herein.

         NOW, THEREFORE, in consideration of the premises and the covenants, conditions and promises set forth below, the parties hereto hereby agree as follows:

         1. Except as expressly provided for herein, all terms and conditions of the License Agreement shall remain in full force and effect.


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         2.      Terms which are defined in the License Agreement shall have the same meanings when used in this Amendment, unless a different definition is given herein.

         3. Section 9.a of the License Agreement shall be, and hereby is, amended in its entirety so that, as amended, said Section 9.a shall read as follows:

                 a. There shall be an Exclusivity Period (as defined herein) during which CORPORATION shall have no obligation to grant sublicenses under the License. "Exclusivity Period" shall mean the period commencing upon the Effective Date and terminating on January 1, 1 999; provided, however, if by January 1, 1996, CORPORATION has obtained an FDA approval for production, use and sale with respect to a Licensed Product, the Exclusivity Period shall be the period commencing upon the Effective Date and terminating on January 1, 2000. Following the Exclusivity Period, CORPORATION undertakes to negotiate and grant a sublicense under the License to any interested party and in the event CORPORATION has not granted a sublicense to said interested party after a six-month period of good faith negotiations with such party, NYU shall have "march-in" rights to grant a non-exclusive license in and to the NYU Patents directly to such third party. In the event NYU grants a non-exclusive license with the interested party which contains terms more favorable than those under Section 6.a.(2)-(4) of this Agreement, NYU agrees that this Agreement shall be deemed appropriately amended to provide such terms to CORPORATION and its Sublicensees, effective immediately upon execution of the nonexclusive license. Therefore, CORPORATION and its Sublicensees shall have most favored licensee status.
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         4.      Section 8.a. of the License Agreement shall be, and, hereby is,amended in its entirety so that, as amended, said Section 8.a. shall read as follows:

                 a. CORPORATION agrees that it is developing at least one Licensed Product(s), and will pursue best efforts necessary in order to attempt to obtain the approval of the Food and Drug Administration (FDA) or other appropriate authority, for the production, use and sale of the Licensed Product(s) by CORPORATION or its Corporate Entity.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as follows:


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
NEW YORK UNIVERSITY                                      CALYPTE BIOMEDICAL CORPORATION


By: /s/ Isaac T. Kohlberg                                By: /s/
    ---------------------                                    -----------------------
    Isaac T. Kohlberg
Title: Vice President for                                Title: President
       Industrial Liaison                                Date:  1-6-95
Date:  1-11-95
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